Exhibit 32.2

                                                  CERTIFICATION PURSUANT TO

                                                          18 U.S.C. SECTION 1350

                                                    AS ADOPTED PURSUANT TO

                          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAX Resource Corporation (the “Company”) on Form 20F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 6, 2005

/s/ David Pearce

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David Pearce, Chief Financial Officer

(Principal Accounting Officer)